UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

              ----------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 Date of Report
                       (Date of earliest event reported):

                                  June 4, 2002

              ----------------------------------------------------

                          Commission File Number 1-8002

                     THERMO ELECTRON CORPORATION CHOICE PLAN
       (Exact name of Registrant as specified in its governing documents)


Not Applicable
(State or other jurisdiction                                      Not Applicable
of incorporation)                           (IRS Employer Identification Number)

81 Wyman Street, P.O. Box 9046
Waltham, Massachusetts                                                02454-9046
(Address of principal executive offices)                              (Zip Code)

                                 (781) 622-1000
              (Registrant's telephone number, including area code)

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Item 4.    Changes in Registrant's Certifying Accountant

           On June 4, 2002, the Thermo Electron Corporation Choice Plan (the "Plan") engaged Carlin, Charron & Rosen LLP ("CCR") as the Plan's independent certifying accountants. In connection with this engagement, the Plan dismissed Arthur Andersen LLP ("AA"), its prior independent certifying accountants, effective on that same day. The engagement of CCR and the dismissal of AA was approved by the Pension Committee of Thermo Electron Corporation.

           The reports of AA with respect to the Plan for the last two completed fiscal years of the Plan contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the last two completed fiscal years and through June 4, 2002, there were no disagreements between the Plan and AA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of AA, would have caused AA to make reference to the subject matter of the disagreements in its report on the Plan's financial statements for such years.

           During the last two completed fiscal years and through June 4, 2002, the Plan did not consult with CCR regarding either the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the Plan's financial statements or any matter that was the subject of a disagreement or reportable event with AA.

           Pursuant to Item 304(a)(3) of Regulation S-K, the Plan has requested that AA furnish it with a letter addressed to the SEC stating whether or not AA agrees with the above statements. A copy of such letter, dated June 4, 2002, is filed as Exhibit 16 to this Form 8-K.

Item 7.    Financial Statements and Exhibits.

(c)        Exhibit

           Exhibit 16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission, dated June 4, 2002.



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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           Thermo Electron Corporation Choice Plan (Registrant)

                           By:   Thermo Electron Corporation, Plan Administrator


Date:  June 11, 2002       -----------------------------------------------------
                           By:  Kenneth J. Apicerno
                           Its: Treasurer

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                                  EXHIBIT INDEX
Exhibit
Number     Description
--------------------------------------------------------------------------------

  16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission, dated June 4, 2002.




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